Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Industrea Alexandria LLC

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC

Name of Joint Filer:	Howard D. Morgan

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	Director; 10% Owner; Officer (Chief Executive Officer)

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC

Name of Joint Filer:	Heather L. Faust

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	Director; 10% Owner; Officer (Executive Vice President)

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC

Name of Joint Filer:	Tariq Osman

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	Director; 10% Owner; Officer (Executive Vice President)

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC

Name of Joint Filer:	Joseph Del Toro

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	10% Owner; Officer (Chief Financial Officer)

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC

Name of Joint Filer:	Charles Burns

Address of Joint Filer:	c/o Industrea Acquisition Corp.
28 West 44th Street, Suite 501
New York, NY 10036

Relationship of Joint Filer to Industrea Acquisition Corp.:	10% Owner; Officer (Secretary)

Issuer Name and Ticker or Trading Symbol:	Concrete Pumping Holdings, Inc. (BBCP)

Date of Event Requiring Statement:
(Month/Day/Year):	12/06/2018

Designated Filer:	Industrea Alexandria LLC